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                                                                   EXHIBIT 10.41

This Note has not been registered under the Securities Act of 1933, as amended (the "Act"), and is not a "restricted security," as that term is defined in Rule 144 under the Act. This Note may not be offered for sale, sold, or otherwise transferred except pursuant to an effective Registration Statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Borrower.

                         SUBORDINATED PROMISSORY NOTE

$650,000                                             Date: November 17, 1999
                                                     Due:  April 15, 2000

FOR VALUE RECEIVED, Bactolac Pharmaceutical Inc., a New York corporation ("BPI") hereby promises to pay to the order of Pailla Reddy ("Reddy") at 51 Brooklyn, Westbury, New York 11590 or such other place of payment as Reddy may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Six Hundred Fifty Thousand And 00/100 Dollars ($650,000) together with interest at seven percent (7%) per annum from the date of this Subordinated Promissory Note (the "Note") payable on April 15, 2000:

Payments shall be applied first to accrued interest and then to unpaid principal. Interest shall be computed on the basis of a year consisting of twelve months of thirty days each. Prepayment may be made without penalty or premium.

THIS NOTE IS EXPRESSLY SUBJECT TO THE TERMS OF THAT CERTAIN CREDITOR AND SUBORDINATION AGREEMENT BY AND AMONG BPI, REDDY AND GENERAL ELECTRIC CAPITAL CORPORATION (THE "SENIORLENDER") FOR THE BENEFIT OF SENIORLENDER. IN THE EVENT OF ANY CONTRADICTION OR INCONSISTENCY BETWEEN THIS NOTE AND THE CREDITOR AND SUBORDINATION AGREEMENT, THE TERMS OF THE CREDITOR AND SUBORDINATION AGREEMENT SHALL CONTROL.

BPI waives presentment and demand for payment, notice of dishonor, protest and notice and protest and any other notice as permitted under the UCC or any applicable law.

                            BACTOLAC PHARMACEUTICAL INC.

                            51 Brooklyn
                            Westbury, New York 11590

                            Signature:  _______________________________________

                            Print Name: _______________________________________

                            Title:      _______________________________________